Trade accounts receivable, net of allowances	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Trade accounts receivable, net of allowances	Trade accounts receivable, net of allowances:
Trade accounts receivable in our consolidated balance sheets as of December 31, 2022 and 2021 are as follows:

	As of December 31, 2022	As of December 31, 2021
Third-party credit card processors	87,063	90,063
Fulfilment partners	38,545	22,100
Airlines	4,144	4,686
Global distribution systems	9,615	8,612
Hotels	2,233	4,268
Advertising	5,676	4,749
Others	10,651	4,413
Total accounts receivable	157,927	138,891
Allowance for credit losses	(10,529)	(10,911)
Total accounts receivable, Net	$147,398	$127,980
Our receivables are short-term in nature. We have grouped our trade receivables into pools by country of origin and type (i.e., facilitation services, incentives, advertising, transportation and tour services and others) based on similar risk characteristics. Payment terms for receivables vary depending on type and jurisdiction, generally less than one year.
As it relates to trade receivables with credit card processors which represent most of our trade receivables as of any given date, payment terms vary but typically are received within thirty days after booking except in those cases where transactions are effected through financing installment plans offered by banks. When travelers pay in installments, we receive payment from credit card processors at the time each installment is due. Installment plans are offered by banks and may vary, generally up to 12 monthly installments after booking is confirmed. However, we typically enter into factoring arrangements to cash these receivables thereby reducing days outstanding exposures. Receivables from back-end incentives and advertising transactions typically do not have stated payment terms, although we generally receive payment within 12 months.
For each pool, we consider the historical credit loss experience, current economic conditions, supportable forecasts of future economic conditions, and any recoveries in assessing the lifetime expected credit losses. Generally, we utilize a loss rate method to calculate the allowance for expected credit losses. We track historical loss information for our receivables by type and geography using their contractual lives. We then apply the historical credit loss percentages to our outstanding balances as of any given date. We believe that using historical loss information is a reasonable basis on which to determine expected credit losses for our receivables because their composition at the reporting date is consistent with that used in developing the historical credit-loss percentages.
Historically the default or delinquency rates of our trade receivables have been low even during recessions or distressed economic periods. Recessions or other poor economic conditions had historically affected the number of bookings by travelers and therefore generation of revenue and corresponding receivables, but they generally did not affect the collection behavior of receivables from confirmed bookings. A booking is not confirmed if credit card information is not validated by the credit card processors’ systems. Therefore, due to the nature of our receivables and counterparties, losses have been historically limited to very specific events at the counterparty level such as bankruptcy or financial difficulties.
Significant judgments and assumptions are required to estimate the allowance for expected credit losses and such assumptions may change in future periods, particularly the assumptions related to the impact of the COVID-19 pandemic. Actual future bad debt could differ materially from these estimates resulting from changes in our assumptions of the duration and severity of the impact of the COVID-19 pandemic.
Our exposure to credit risk takes the form of a loss that would be recognized if counterparties failed to, or were unable to, meet their payment obligations. We are also exposed to political and economic risk events, which may cause non-payment of foreign currency obligations to us.
Generally, the counterparties to our trade receivables are major well-recognized and externally-credit rated credit card companies, such as MasterCard, Visa and other local or regional credit card processors; major GDS providers, such as Travelport, Amadeus and Sabre, individual major airlines; and to a lesser extent hotel chains and operators. We may seek cash collateral, letter of credit or parent company guarantees, as considered appropriate. We have not experienced significant credit problems with these customers to date. Most of these entities or their parent companies are externally credit-rated. We review these external ratings from credit agencies. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in our consolidated balance sheet after deducting the expected credit loss allowance.
The following table shows the activity on the expected credit loss allowance for our trade receivables during the years ended December 31, 2022 and 2021:

	As of December 31, 2022	As of December 31, 2021
Balance, beginning of year	$10,911	$9,543
Provisions	8,233	9,438
Recoveries and write-off	(8,884)	(7,127)
Foreign currency translation adjustment	269	(943)
Balance, end of year	$10,529	$10,911

Adoption of ASU 2016-13 Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASC 326”)

On January 1, 2020, we adopted ASC 326 which replaced the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss (“CECL”) methodology. The measurement of expected credit losses under the CECL methodology is applicable to financial assets measured at amortized cost. As of the date of adoption, January 1, 2020, substantially all our financial assets under the scope of the standard corresponded to trade accounts receivable as a result of revenue transactions recognized in accordance with ASC 606.

We adopted ASC 326 using the modified retrospective method for all financial assets measured at amortized cost. Results for reporting periods beginning after January 1, 2020, are presented under ASC 326. We recorded a net increase to accumulated losses of $1,076 as of January 1, 2020, for the cumulative effect of adopting ASC 326.
The following table illustrates the impact of adopting ASC 326 as of January 1, 2020:

	As of January 1, 2020
	As reported under previous GAAP	Impact of ASC 326 adoption	As reported under ASC 326
Allowance for credit expected losses:	$3,205	$1,076	$4,281